Sycuan Funds

Supplement Dated October 28, 2005

To the Prospectus

Dated December 20, 2004

Special Shareholder Meeting

At a meeting held on October 5, 2005, the Board of Trustees of Sycuan Funds approved, subject to shareholder approval, a proposed sub-investment advisory agreement for the Sycuan US Value Fund (the "Fund") with A.Q. Johnson & Co., Inc.  On October 5, 2005, the Board of Trustees also approved an interim sub-investment advisory agreement with A.Q. Johnson & Co., Inc. to permit A.Q. Johnson & Co., Inc. to replace Brandes Investment Partners L.P. as the sub-adviser responsible for making the day-to-day investment decisions for the Fund.  The interim agreement, which was immediately effective, is substantially similar to the previous agreement with Brandes Investment Partners L.P. and will remain effective for up to 150 days pending shareholder approval of the proposed sub-investment advisory agreement.

A special meeting of shareholders of the Fund will be held to vote on the proposed sub-investment advisory agreement.  Only shareholders of record as of the close of business on October 25, 2005 will be entitled to vote at the special meeting.  If approved by shareholders, the new sub-investment advisory agreement will take effect immediately.

A.Q. Johnson & Co., Inc. was organized in 2002 and has been managing investment accounts and money since that time.  A.Q. Johnson & Co., Inc. serves as investment adviser to individuals, trusts, retirement plans, corporations and mutual funds. The address of A.Q. Johnson & Co., Inc. is 1150 Silverado St., #223, La Jolla, California 92037.  The Fund's investment portfolio will be managed on a day-to-day basis by Arthur Q. Johnson.  Mr. Johnson is a Chartered Financial Analyst (CFA) and is a member of the Association for Investment Management & Research and the San Diego Society of Financial Analysts.  He was a principal at Brandes Investment Partners, L.P. from 1986 to 2000.  Mr. Johnson received a bachelor’s degree from the University of California at Davis in 1984 and a Masters of Business Administration from the University of Notre Dame in 1986.  He has been the President and lead manager at A.Q. Johnson & Co., Inc. since 2002.

Board of Trustees

Henry R. Murphy has resigned from the Board of Trustees of Sycuan Funds.  Therefore, the "Board of Trustees" section of the Prospectus is modified to reflect the following:

Board of Trustees

DeWitt F. Bowman, C.F.A.

Allen C. Brown

George Cossolias, CPA

Jeffrey R. Provence

John N. Tang

Mary L. VanNostrand

This supplement and the Prospectus and Statement of Additional Information dated December 20, 2004, provides the information a prospective investor ought to know before investing and should be retained for future reference.  The Prospectus and Statement of Additional Information dated December 20, 2004 have been filed with the Securities and Exchange and can be obtained without charge by calling the Fund at 1-888-899-8344.

Sycuan Funds

Supplement Dated October 28, 2005

To the Statement of Additional Information

Dated December 20, 2004

The table in the section of the Statement of Additional Information entitled Interested Trustees and Officers is deleted in its entirety and replaced with the following:

Interested Trustees and Officers

Name, Address(1), and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee
Cody Martinez(2) Year of Birth: 1981	President	Indefinite Term, Since 2005	Commissioner, Sycuan Gaming Commission (2003 to current); Enrollment, Sycuan Band of the Kumeyaay Nation (1999 to current).	NA	None
John N. Tang(3) Year of Birth: 1951	Secretary and Trustee	Indefinite Term, Since 2003	President, Sycuan Tribal Development Corporation (1992 to current).	1	None
Jeffrey R. Provence(3) Year of Birth: 1969	Treasurer, Trustee and Chief Compliance Officer	Indefinite Term, Since 2003	CEO, Premier Fund Solutions, Inc. (2001-Present); General Partner and Portfolio Manager for Value Trend Capital Management, LP (1995 to current).	1	Blue Chip Investor Funds, Private Asset Management Funds, Wireless Fund

(1) The address of each trustees and officer is c/o Sycuan Funds, 3007 Dehesa Road, El Cajon, California 92019.

(2) Cody Martinez was elected President on September 26, 2005.

(3) Each of John Tang and Jeffrey Provence is considered an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, because he is a director and officer of the Adviser.

This supplement and the Prospectus and Statement of Additional Information dated December 20, 2004, provides the information a prospective investor ought to know before investing and should be retained for future reference.  The Prospectus and Statement of Additional Information dated December 20, 2004 have been filed with the Securities and Exchange and can be obtained without charge by calling the Fund at 1-888-899-8344.